--------------------------------------------------------------------------------

To the Stockholders

We are pleased to update you on Seligman Quality Municipal Fund with this Annual Report.

INVESTMENT RESULTS

     During the three months ended October 31, 1995, your Fund paid Common Stockholders federally tax-free monthly dividends of $0.0782 per share on August 23, September 25, and October 25, bringing total dividends for the three months to $0.2346 per share and for the 12 months to $0.9384 per share. The annualized distribution rate based on current market price was 6.89% at October 31, which is equivalent to a taxable yield of 11.41% based on the maximum federal tax rate of 39.6%.

     At October 31, your Fund's net asset value was $15.31 per share, compared to $13.76 a year ago and your Fund's market price was $13.625 per share, compared to $11.50 a year ago.

     Total return based on net asset value for the 12-month period was 20.09%, and based on market price was 27.87%. (Total return reflects change in price, net asset or market value, as applicable, and assumes that any distributions paid within the period are reinvested in additional shares.)

ECONOMIC COMMENT

     Encouraged by second quarter economic reports that suggested the U. S. economy had begun to moderate, the Federal Reserve Board voted on July 6, 1995, to lower the federal funds rate. Initially, the bond market reacted positively to this news. However, it wasn't long before the next round of economic reports proved surprisingly robust, prompting speculation that the economy was not as weak as believed. Consequently, long-term yields reversed their decline and spiked sharply. By late August, however, signs of economic strength abated and the bond market resumed its rally. For the year ended October 31, long-term municipal yields declined by almost a full percentage point.

     Despite the positive performance of the municipal bond market, long-term municipals have been underperforming the U.S. Treasury market since the second quarter of 1995. The principal reason has been concern about tax reform legislation. Investors have been demanding higher yields on municipal securities as compensation for the uncertainty. As a result, municipal bonds are more attractive, compared with U.S. Treasuries, than they have been all year.

CHANGE IN DIVIDEND POLICY

     On November 16, the Board of Directors of your Fund approved the continuance of the monthly dividend payment to Common Stockholders of $0.0782 per share. The Board voted that, when required, a small portion of the monthly dividend may constitute a RETURN OF CAPITAL that, under tax laws, would be taxable as ordinary income.

     The narrowing of the spread between long-term and short-term interest rates is the primary reason for the need to include a small RETURN OF CAPITAL to maintain the monthly dividend to Common Stockholders. Seligman Quality Municipal Fund invests the capital behind each share of the Common and Preferred Stocks primarily in high-quality, long-term municipal securities. However, the Preferred Stock's dividend rate is directly related to the movement of short-term interest rates and the earnings from the investment of the capital behind each share of Preferred Stock in excess of the Preferred Stock dividend requirements constitute additional dividend income for the Common Stock. Short-term interest rates have significantly risen in the past 18 months while long-term interest rates have generally declined; accordingly, there is less additional investment income available to pay the monthly dividend to Common Stockholders.

Additionally, to a lesser extent, the proceeds from called bonds and coupon interest in the portfolio are being reinvested in lower-yielding municipal securities because long-term interest rates have trended lower for the past year. This has decreased the overall earnings of the portfolio.

--------------------------------------------------------------------------------

     Your Fund's Board of Directors made the decision to maintain the monthly dividend to Common Stockholders with a small RETURN OF CAPITAL, rather than decrease the dividend, because it believed that this will have less of an impact on your Fund's market price discount to net asset value.

     Based on current market conditions, your Fund's Manager estimates that $0.07 per share of the monthly dividend would remain tax-exempt, while the balance of $0.0082 per share would be a RETURN OF CAPITAL. The exact amount of the return of capital that will be taxable as ordinary income will not be determinable until after the end of the Fund's 1996 fiscal year.

     Nevertheless, Seligman Quality Municipal Fund continues to offer competitive yields. The Fund remains invested in high-quality, long-term municipal bonds. Long-term municipals offer significantly higher yields than short-term municipals. New purchases have been concentrated in current coupon bonds, which allow the Fund to maintain its high yield but which still have the potential to appreciate in price as interest rates decline.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman

/s/ Thomas G. Moles
Thomas G. Moles
President

                                                                December 1, 1995
PROXY RESULTS

     Seligman Quality Municipal Fund Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 18, 1995, in Milwaukee, WI. The description of each proposal and number of shares voted are as follows:

Election of Directors:

                                              FOR          AGAINST
                                           --------        -------
        Fred E. Brown                      3,842,561       66,522
        John R. Galvin                     3,850,033       59,049
        Alice S. Ilchman                   3,852,033       57,049
        Frank A. McPherson                 3,850,033       59,049
        Ronald T. Schroeder                3,852,033       57,049

Ratification of the selection of Deloitte & Touche LLP as independent auditors:

                  FOR             AGAINST           ABSTAIN
               ---------         ---------         ---------
               3,812,899          24,549             71,634

STOCKHOLDER SERVICES

     One of the most important services Seligman Data Corp., your Fund's stockholder service agent, provides the Seligman Group of Funds is stockholder services. Trained professionals respond quickly and thoroughly to all stockholder inquiries and requests about investments in the Fund, whether by telephone or written correspondence. Each representative is selected based on his or her sincere interest in providing meaningful and prompt responses to a variety of requests.

FOR INFORMATION AND ASSISTANCE

     For any inquiries or concerns you may have about your Fund or your investment in its shares, please call Seligman Data Corp.'s Stockholder Services Department toll-free at 1-800-874-1092 Monday through Friday 8:30 am to 6:00 pm EST. You may write Stockholder Services at Seligman Data Corp., 100 Park Avenue, New York, NY 10017.


---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                                                                   October 31, 1995

          PERCENT OF NET
            INVESTMENT    FACE                             RATINGS
STATE         ASSETS     AMOUNT                        MUNICIPAL BONDS                        MOODY'S/S&P+     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
ALASKA         3.5     $1,425,000      Alaska Housing Finance Corporation (Collateralized
                                         Mortgage Obligation), 7.05% due 6/1/2025                Aaa/AAA       $  1,488,199
                        2,175,000      Alaska Housing Finance Corporation (Collateralized
                                         Veterans' Mortgage Program), 6 1/2% due 6/1/2034         Aaa/AAA          2,200,708

CALIFORNIA     7.7      2,750,000      San Joaquin Hills Transportation Corridor Agency Rev.
                                        (Senior Lien Toll Road), 6 3/4% due 1/1/2032                NR/NR          2,807,998

                        5,000,000      University of California Regents Rev. (Multiple
                                         Purpose Project), 6 3/8% due 9/1/2024                     Aaa/AAA     `   5,238,250

FLORIDA        3.3      3,000,000      Miami Health Facilities Authority Rev. (Mercy
                                         Hospital Project), 6 3/4% due 8/1/2020                    Aaa/AAA         3,404,460
GEORGIA        2.9      3,000,000      Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021*       Aaa/AAA         3,069,120
HAWAII         1.8      1,750,000      Hawaii State Airports System Rev., 7% due 7/1/2020*        Aaa/AAA         1,891,208
ILLINOIS       6.4      3,000,000      Cook County G.O.'s, 6 3/4% due 11/1/2018                    Aaa/AAA         3,405,930
                        3,000,000      Regional Transportation Authority G.O.'s,
                                         6.70% due 11/1/2011                                      Aaa/AAA         3,250,860
KANSAS         3.2      3,000,000      Burlington Pollution Control Rev. (Kansas Gas and
                                         Electric Company Project), 7% due 6/1/2031               Aaa/AAA         3,333,000
LOUISIANA      3.1      1,000,000      Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals Inc. Project),
                                        8% due 5/15/2012                                           NR/AAA         1,191,350
                        2,000,000      Louisiana Public Facilities Authority Hospital Rev.
                                        (Our Lady of Lourdes Regional Medical Center
                                        Project), 6.45% due 2/1/2022                              Aaa/AAA         2,083,120

MASSACHUSETTS  7.1      4,000,000      Massachusetts Health & Educational Facilities
                                         Authority Rev. (New England Medical Center),
                                         6 5/8% due 7/1/2025                                       Aaa/AAA         4,286,600
                        3,000,000      Massachusetts Housing Finance Agency Rev.
                                         (Residential Development), 6 7/8% due 11/15/2021          Aaa/AAA         3,134,610

MONTANA        5.6      2,220,000      Forsyth Pollution Control Rev. (Puget Sound
                                         Power & Light Co.), 7 1/4% due 8/1/2021*                  Aaa/AAA         2,510,864
                        2,155,000      Montana State Board of Investments Payroll Tax
                                         Rev. (Workers' Compensation Program),
                                         6 7/8% due 6/1/2020                                       Aaa/AAA         2,369,035

                          845,000      Montana State Board of Investments Payroll Tax
                                         Rev. (Workers' Compensation Program),
                                         6 7/8% due 6/1/2020                                       Aaa/AAA           949,957

NEW HAMPSHIRE   4.5     5,000,000      New Hampshire Higher Educational & Health
                                         Facilities Authority Rev. (Dartmouth College),
                                         5 3/8% due 6/1/2023                                       Aaa/AA+         4,775,150

NEW YORK        11.6    5,000,000      Metropolitan Transportation Authority Rev.
                                         (Commuter Facilities), 61/4% due 7/1/2017                Aaa/AAA         5,185,550
                        3,500,000      New York State Thruway Authority Rev.,
                                         6% due 1/1/2025                                          Aaa/AAA         3,559,500
                                                                               3


---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)                                                                       October 31, 1995

          PERCENT OF NET
            INVESTMENT    FACE                             RATINGS
STATE         ASSETS     AMOUNT                        MUNICIPAL BONDS                        MOODY'S/S&P+     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (cont'd.)     $3,000,000      New York State Local Government Assistance
                                         Corporation, 7% due 4/1/2021                             Aaa/AAA      $  3,422,670
PENNSYLVANIA     9.4    2,500,000      Allegheny County Airport Rev. (Greater Pittsburgh
                                         International Airport), 6.80% due 1/1/2010*              Aaa/AAA         2,736,600
                        2,000,000      Allegheny County Airport Rev. (Greater Pittsburgh
                                         International Airport), 6 5/8% due 1/1/2022*              Aaa/AAA         2,094,000
                       5,000,000       Philadelphia Airport Rev., 6.10% due 6/15/2025*            Aaa/AAA         5,061,850
SOUTH CAROLINA   8.9   4,000,000       South Carolina Public Service Authority (Santee
                                         Cooper), 6 1/2% due 7/1/2024                              Aaa/AAA         4,503,160

                       4,500,000      South Carolina State Ports Authority Rev., 6 3/4% due
                                        7/1/2021*                                                 Aaa/AAA         4,809,150
TEXAS            4.9   3,000,000      Houston Water and Sewer System Rev., 6 1/2% due
                                        12/1/2021                                                 Aaa/AAA         3,189,450
                       1,915,000      Texas State Veterans' Housing Assistance G.O.'s,
                                        6.80% due 12/1/2023*                                       Aa/AA          1,972,565

VIRGINIA         3.6   3,500,000      Virginia Housing Development Authority (Multi-
                                        family Housing), 7% due 11/1/2012                          Aa/AA+         3,723,230
WASHINGTON       5.1     860,000      Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018*                    A/A+             958,814
                       1,000,000      Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032                                        Aaa/AAA         1,057,060
                       3,000,000      Washington Public Power Supply System Rev.
                                        (Nuclear Project #1), 7% due 7/1/2011                     Aaa/AAA         3,320,850
WISCONSIN        4.1   4,000,000      Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012               Aaa/AAA         4,245,680
                                                                                                               ------------
TOTAL MUNICIPAL BONDS (COST $94,080,118) -- 96.7% .......................................................       101,230,548
SHORT-TERM HOLDINGS (COST $1,100,000) -- 1.1% ...........................................................         1,100,000
OTHER ASSETS LESS LIABILITIES -- 2.2% ...................................................................         2,353,023
                                                                                                               ------------
NET INVESTMENT ASSETS-- 100.0% ..........................................................................      $104,683,571
                                                                                                               ============
----------------
*  Interest income earned from this security is subject to the federal alternative minimum tax.
+  Ratings have not been audited by Deloitte & Touche LLP.

See notes to financial statements.

4

---------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                      October 31, 1995

ASSETS:
Investments at value:
        Long-term holdings (cost $94,080,118) .............................   $101,230,548
        Short-term holdings (cost $1,100,000) .............................      1,100,000   $102,330,548
Cash ......................................................................   ------------        181,871
Interest receivable .......................................................                     2,250,668
Expenses prepaid to stockholder service agent .............................                        21,914
Deferred organizational expenses ..........................................                        19,339
Other .....................................................................                        11,128
                                                                                             ------------
TOTAL ASSETS ..............................................................                   104,815,468
                                                                                             ------------
LIABILITIES:
Accrued expenses, taxes, and other ........................................                       131,897
                                                                                             ------------
NET INVESTMENT ASSETS .....................................................                   104,683,571
Preferred Stock ...........................................................                    33,600,000
                                                                                             ------------
NET ASSETS FOR COMMON STOCK ...............................................                  $ 71,083,571
                                                                                             ------------
Net Assets per share of Common Stock (Market value $13.625) ...............                        $15.31
                                                                                                   ======
COMPOSITION OF NET INVESTMENT ASSETS:

Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share--$50,000 and $155,779, respectively; Shares
   authorized and outstanding--1,000 and 672, respectively ................                  $ 33,600,000
Common Stock, $.01 par value:  Shares authorized--49,999,000; issued
        and outstanding--4,643,368 ........................................                        46,434
Additional paid-in capital ................................................                    63,270,613
Undistributed net investment income .......................................                       145,195
Undistributed net realized gain ...........................................                       470,899
Unrealized appreciation of investments ....................................                     7,150,430
                                                                                             ------------
NET INVESTMENT ASSETS .....................................................                  $104,683,571
                                                                                             ============
------------------
See notes to financial statements.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      For the year ended October 31, 1995

INVESTMENT INCOME:
Interest ...........................................                $6,345,913
EXPENSES:
Management fee .....................................   $   657,915
Stockholder account and registrar services .........       137,272
Auction agent fee ..................................        83,852
Auditing and legal fees ............................        75,231
Custody and related services .......................        33,385
Stockholders' meeting ..............................        32,710
Stockholder reports and communications .............        32,468
Amortization of organizational expenses ............        17,849
Directors' fees and expenses .......................        11,559
Miscellaneous ......................................        14,599
                                                            ------
TOTAL EXPENSES .....................................                 1,096,840
                                                                     ---------
NET INVESTMENT INCOME ..............................                 5,249,073*
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...................       477,370
Net change in unrealized depreciation of investments     7,461,108
                                                         ---------
NET GAIN ON INVESTMENTS ............................                 7,938,478
                                                                     ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ..                $13,187,551
                                                                    ===========

* Net investment income available for Common Stock is $3,897,338, which is net of Preferred Stock dividends. See notes to financial statements.

-------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                    Year Ended October 31,
                                                                                -----------------------------
                                                                                    1995            1994
                                                                                ------------    -------------
OPERATIONS:
Net investment income ......................................................   $   5,249,073    $   5,268,577
Net realized gain on investments ...........................................         477,370          307,991
Net change in unrealized appreciation/depreciation of investments ..........       7,461,108      (11,673,722)
                                                                               -------------    -------------
Increase (decrease) in net investment assets from operations ...............      13,187,551       (6,097,154)
                                                                               -------------    -------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
        Preferred Stock, Series TH (per share: $2,011.51 and $1,396.83) ....      (1,351,735)        (938,670)
        Common Stock (per share: $.9384 and $.9384) ........................      (4,352,107)      (4,350,638)
                                                                               -------------    -------------
        Total ..............................................................      (5,703,842)      (5,289,308)
                                                                               -------------    -------------
Net realized gain on investments:
        Common Stock (per share: $.067 and $.273) ..........................        (310,666)      (1,265,747)
                                                                               -------------    -------------
Decrease in net investment assets from distributions .......................      (6,014,508)      (6,555,055)
                                                                               -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
        (83,797 and 88,277 shares) .........................................       1,105,465        1,229,855
Value of shares of Common Stock issued in payment of gain
        distribution (3,774 and 14,068 shares) .............................          46,458          213,607

Cost of shares purchased for investment plan
        (87,900 and 102,300 shares) ........................................      (1,147,174)      (1,473,275)
                                                                               -------------    -------------
Increase (decrease) in net investment assets from capital share transactions           4,749          (29,813)
                                                                               -------------    -------------
Increase (decrease) in net investment assets ...............................       7,177,792      (12,682,022)
NET INVESTMENT ASSETS:
Beginning of year ..........................................................      97,505,779      110,187,801
                                                                               -------------    -------------
End of year (including undistributed net investment income
        of $145,195 and $599,964) ..........................................   $ 104,683,571    $  97,505,779
                                                                               =============    =============

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
                                                                               7
NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Deferred organizational expenses incurred by the Fund in connection with its initial offering are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

e. Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and sales of portfolio
securities, excluding short-term investments, for the year ended October 31, 1995, amounted to $8,392,355 and $9,000,060, respectively.

     At October 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $7,163,830 and $13,400, respectively.

3. Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 1995, 87,900 shares were purchased in the open market at a cost of $1,147,174, which represented a weighted average discount of 10.38% from the net asset value of those acquired shares. A total of 87,571 shares were issued to Plan participants during this period for proceeds of $1,151,923, a discount of 9.39% from the net asset value of those shares.

4. The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the

--------------------------------------------------------------------------------
                                                                               7
NOTES TO FINANCIAL STATEMENTS (continued)

Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost, $99,543 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     Fees of $16,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the de-ferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 1995, of $11,688 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                       FOR QUARTERS ENDED IN THE YEAR 1995
                                             -----------------------------------------------------
                                             JANUARY 31    APRIL 30       JULY 31       OCTOBER 31
                                             ----------    --------       -------       ----------
Total investment income ....................   $1,609       $1,563         $1,590         $1,584
Income for Common Stock ....................   $1,018         $940           $961           $978
        per common share ...................   $  .22         $.20           $.21           $.21
Net realized and unrealized investment
  gain .....................................   $2,309       $2,339         $1,515         $1,775
       Per Common Share ....................     $.50         $.51           $.33           $.38

                                                       FOR QUARTERS ENDED IN THE YEAR 1994
                                             -----------------------------------------------------
                                             JANUARY 31    APRIL 30       JULY 31       OCTOBER 31
                                             ----------    --------       -------       ----------
Total investment income ....................   $1,637       $1,596         $1,588         $1,598
Income for Common Stock ....................   $1,131       $1,107         $1,052         $1,040
       Per Common Share ....................     $.24         $.24           $.23           $.22
Net realized and unrealized investment
  gain (loss) ..............................     $700      $(7,821)          $766        $(5,011)
        per Common Share ...................     $.15       $(1.68)          $.16        $(1.08)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

The total investment return based on market value measures the Fund's performance assuming investors purchased Fund shares at market value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return based on net asset value is similarly computed except that the Fund's net asset value is substituted for the corresponding market value. The total returns for the period of less than one year are not annualized.

The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                        YEAR ENDED OCTOBER 31,        11/29/91*
                                                      --------------------------         TO
                                                      1995       1994       1993      10/31/92
                                                      ----       ----       ----      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............   $13.76     $16.49     $14.05      $14.06
                                                      -------   ------     ------      -------
Net investment income** ..........................     1.13       1.13       1.13        0.96
Net realized and unrealized investment gain (loss)     1.72      (2.45)      2.46        0.29
                                                      -------   ------     ------      -------
Increase (decrease) from investment operations ...     2.85      (1.32)      3.59        1.25
Dividends paid on Preferred Stock ................    (0.29)     (0.20)     (0.19)      (0.14)
Dividends paid on Common Stock ...................    (0.94)     (0.94)     (0.94)      (0.70)
Distribution from net realized gain ..............    (0.07)     (0.27)     (0.02)        --
Offering costs of Common Stock ...................      --         --         --        (0.21)
Offering costs of Preferred Stock ................      --         --         --        (0.08)
Preferred Stock underwriting discount ............      --         --         --        (0.13)

                                                      -------   ------     ------      -------
Net increase (decrease) in net asset value .......      1.55     (2.73)      2.44       (0.01)
                                                      -------   ------     ------      -------
Net asset value, end of period ...................    $15.31    $13.76     $16.49      $14.05
                                                      =======   ======     ======      =======
Market value, end of period ......................    $13.625   $11.50     $15.75      $14.125
                                                      =======   ======     ======      =======

---------------------
See page 11 for footnotes.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

                                                        YEAR ENDED OCTOBER 31,        11/29/91*
                                                      --------------------------         to
                                                      1995       1994       1993      10/31/92
                                                      ----       ----       ----      --------
TOTAL INVESTMENT RETURN FOR PERIOD:
Based upon market value ...................            27.87%   (20.50)%     18.79%     (1.90)%
Based upon net asset value ................            20.09%    (9.15)%     25.03        5.01%
RATIOS/SUPPLEMENTAL DATA:**

Expenses to average net assets ............             1.08%      1.11%      1.17%       0.94%+
Net investment income to average net assets             5.19%      5.06%      4.96%       6.17%+
Portfolio turnover rate ...................             8.63%     12.36%     10.69%       9.33%
Net investment assets, end of period
        (000's omitted):

        For Common Stock ..................          $ 71,084    $63,906   $ 76,588     $65,262
        For Preferred Stock ...............            33,600     33,600     33,600      33,600
                                                     --------    -------   --------     -------
Total net investment assets ...............          $104,684    $97,506   $110,188     $98,862
                                                     ========    =======   ========     =======

----------------
 * Commencement of operations.
** During the period November 29, 1991, to October 31, 1992, had the Manager, at its discretion, not waived a portion of its fee, the per share net investment income would have been $0.94. The annualized ratios of expenses to average net assets and net investment income to average net assets would have been 1.11% and 6.00%, respectively.
+ Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 1, 1995

--------------------------------------------------------------------------------
DIVIDEND INVESTMENT PLAN

The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, New York 10017. Under the Plan, stockholders appoint the Fund as Plan Agent to invest dividends in additional shares. Shares will be acquired by the Fund for stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 1995, the Fund purchased 87,900 shares in the open market for dividend and gain investment purposes.


Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration or in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes (see page one for Change in Dividend Policy), the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data Corp.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 1995.

BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
     J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
     at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Director or Trustee, Various Organizations

William C. Morris 1
Chairman
Chairman of the Board and President,
     J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder 1
Managing Director,
     J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director,
     Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
Managing Director,
     J. & W. Seligman & Co. Incorporated
Chairman of the Board and Director,
     Seligman Data Corp.

---------------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597  24-HOUR AUTOMATED TELEPHONE ACCESS SERVICE
(800) 874-1092  STOCKHOLDER SERVICES

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.
                                   MANAGED BY

                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                  CESQF2 10/95

                                    SELIGMAN
                                   =========
                                    QUALITY
                                   =========
                                   MUNICIPAL
                                   FUND, INC.

                                     [Logo]

                                 Annual Report
                                October 31, 1995